Fees Summary	Jul. 31, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 2,599.48
Total Fee Amount	2,599.48
Total Transaction Valuation	16,978,953.47
Total Offset Amount	0
Net Fee	$ 0